Fourth Quarter 2023 Results FEBRUARY 6, 2024

© 2024 Lumen Technologies. All Rights Reserved. 1 Forward-Looking Statements Except for historical and factual information, the matters set forth in this presentation and other of our oral or written statements identified by words such as “estimates,” “expects,” “anticipates,” “believes,” “plans,” “intends,” “will,” and similar expressions are forward-looking statements as defined by the federal securities laws, and are subject to the “safe harbor” protections thereunder. These forward-looking statements are not guarantees of future results and are based on current expectations only, are inherently speculative, and are subject to a number of assumptions, risks and uncertainties, many of which are beyond our control. Actual events and results may differ materially from those anticipated, estimated, projected or implied by us in those statements if one or more of these risks or uncertainties materialize, or if underlying assumptions prove incorrect. Factors that could affect actual results include but are not limited to: our ability to consummate the transactions contemplated by our amended and restated transaction support agreement entered into on January 22, 2024 (the “TSA”) on the currently expected timeline or at all, including the ability of the parties to successfully negotiate definitive agreements with respect to the matters covered by the term sheet included therein and the occurrence of events that may give rise to failure to satisfy any of the conditions to consummating such transactions or a right of any of the parties to terminate the TSA; the effects of intense competition from a wide variety of competitive providers, including decreased demand for our more mature service offerings and increased pricing pressures; the effects of new, emerging or competing technologies, including those that could make our products less desirable or obsolete; our ability to successfully and timely attain our key operating imperatives, including simplifying and consolidating our network, simplifying and automating our service support systems, attaining our Quantum Fiber buildout schedule, replacing aging or obsolete plant and equipment, strengthening our relationships with customers and attaining projected cost savings; our ability to safeguard our network, and to avoid the adverse impact of cyber-attacks, security breaches, service outages, system failures, or similar events impacting our network or the availability and quality of our services; the effects of ongoing changes in the regulation of the communications industry, including the outcome of legislative, regulatory or judicial proceedings relating to content liability standards, intercarrier compensation, universal service, service standards, broadband deployment, data protection, privacy and net neutrality; our ability to generate cash flows sufficient to fund our financial commitments and objectives, including our capital expenditures, operating costs, debt repayments, taxes, pension contributions and other benefits payments; our ability to effectively retain and hire key personnel and to successfully negotiate collective bargaining agreements on reasonable terms without work stoppages; our ability to successfully adjust to changes in customer demand for our products and services, including increased demand for high-speed data transmission services and artificial intelligence services; our ability to successfully maintain the quality and profitability of our existing product and service offerings, to introduce profitable new offerings on a timely and cost-effective basis and to transition customers from our legacy products to our newer offerings; our ability to successfully and timely implement our corporate strategies, including our deleveraging and buildout strategies; our ability to successfully and timely realize the anticipated benefits from our 2022 and 2023 divestitures, and to successfully operate and transform our remaining business; changes in our operating plans, corporate strategies, or capital allocation plans, whether based upon changes in our cash flows, cash requirements, financial performance, financial position, market or regulatory conditions, or otherwise; the impact of any future material acquisitions or divestitures that we may transact; the negative impact of increases in the costs of our pension, healthcare, post-employment or other benefits, including those caused by changes in markets, interest rates, mortality rates, demographics or regulations; the potential negative impact of customer and shareholder complaints, government investigations, security breaches or service outages impacting us or our industry; adverse changes in our access to credit markets on favorable terms, whether caused by changes in our financial position, lower credit ratings, unstable markets, debt covenant restrictions or otherwise; our ability to meet the terms and conditions of our debt obligations and covenants, including our ability to make transfers of cash in compliance therewith; the impact of any purported notice of default or notice of acceleration arising from alleged breach of covenants under our credit documents; our ability to maintain favorable relations with our security holders, key business partners, suppliers, vendors, landlords and lenders; our ability to timely obtain necessary hardware, software, equipment, services, governmental permits and other items on favorable terms; our ability to meet evolving environmental, social and governance ("ESG") expectations and benchmarks, and effectively communicate and implement our ESG strategies; the potential adverse effects arising out of allegations regarding the release of hazardous materials into the environment from network assets owned or operated by us or our predecessors, including any resulting governmental actions, removal costs, litigation, compliance costs or penalties; our ability to collect our receivables from, or continue to do business with, financially-troubled customers; our ability to continue to use or renew intellectual property used to conduct our operations; any adverse developments in legal or regulatory proceedings involving us; changes in tax, pension, healthcare or other laws or regulations, in governmental support programs, or in general government funding levels, including those arising from governmental programs promoting broadband development; our ability to use our net operating loss carryforwards in the amounts projected; the effects of changes in accounting policies, practices or assumptions, including changes that could potentially require additional future impairment charges; the effects of adverse weather, terrorism, epidemics, pandemics, rioting, vandalism, societal unrest, or other natural or man-made disasters or disturbances; the potential adverse effects if our internal controls over financial reporting have weaknesses or deficiencies, or otherwise fail to operate as intended; the effects of changes in interest rates or inflation; the effects of more general factors such as changes in exchange rates, in operating costs, in public policy, in the views of financial analysts, or in general market, labor, economic, public health or geopolitical conditions; and other risks referenced from time to time in our filings with the U.S. Securities and Exchange Commission. You are cautioned not to unduly rely upon our forward-looking statements, which speak only as of the date made. We undertake no obligation to publicly update or revise any forward-looking statements for any reason, whether as a result of new information, future events or developments, changed circumstances, or otherwise. Furthermore, any information about our intentions contained in any of our forward-looking statements reflects our intentions as of the date of such forward-looking statement, and is based upon, among other things, existing regulatory, technological, industry, competitive, economic and market conditions, and our assumptions, as of such date. We may change our intentions, strategies or plans (including our capital allocation plans) at any time without notice, based upon any changes in such factors, in our assumptions or otherwise.

© 2024 Lumen Technologies. All Rights Reserved. 2 Non-GAAP Measures This presentation includes certain historical and forward-looking non-GAAP financial measures, including but not limited to adjusted EBITDA, adjusted EBITDA margin, net-debt-to-adjusted-EBITDA and free cash flow, each excluding the effects of special items, and adjustments to GAAP and other non-GAAP measures to exclude the effect of special items. In addition to providing key metrics for management to evaluate the company’s performance, we believe these measurements assist investors in their understanding of period-to-period operating performance and in identifying historical and prospective trends. Reconciliations of non-GAAP financial measures to the most comparable GAAP measures are included in the financial schedules to the Company’s accompanying earnings release. Reconciliation of information and additional non-GAAP historical financial measures that may be discussed during the call, along with further descriptions of non-GAAP financial measures, will be available in the Investor Relations portion of the company’s website at http://ir.lumen.com. Non-GAAP measures are not presented to be replacements or alternatives to the GAAP measures, and investors are urged to consider these non-GAAP measures in addition to, and not in substitution for, measures prepared in accordance with GAAP. Lumen may present or calculate its non-GAAP measures differently from other companies.

KATE JOHNSON President & CEO

© 2024 Lumen Technologies. All Rights Reserved. 4 Disrupting Traditional Telecom & Powering the Digital Economy Slide Title Executing Our Transformation Igniting New Growth Fueling Proprietary Innovation & Tapping New Profit Pools Executing Turnaround Drove Momentum in 2023, Securing the Base & Returning to Growth in 2025 Bolstering our Runway Amended TSA Will, When Completed, Extend Debt Maturities & Secure Liquidity(1) (1) The completion of the TSA transactions remains subject to the satisfaction of limited closing conditions, and there can be no assurance that the TSA transactions will be consummated on the timeline currently expected or at all.

© 2024 Lumen Technologies. All Rights Reserved. 5 The Path of Disruption Legacy Business Wireline CommunicationInternet Access Voice Simple, point-to-point connectivity, transaction based Data Transfer E-Commerce Digital Economy Landscape Complex, multi-layered, outcome based AI/ML AR/VR SaaS Big Data Apps & Services Hybrid Cloud Edge Security Connected cities Streaming Data migration Digital self-service Dynamic Scaling Networks Need to Support the Digital Economy 5

The Lumen Digital Platform

Differentiated Customer Experience (CX)
A simple, unified, digital CX giving enterprise customers network capabilities needed for today's applications

NaaS
Digital, Dynamic Experiences

ExaSwitch
Friction Free, High Capacity

Edge Fabric
Ubiquity & Proximity

Security
Private & Secure

Core Network & Services
Powered by Lumen's world class fiber network & associated services

Waves	IP	VPN	Ethernet	SD WAN

Fiber Infrastructure Dark Fiber	Space & Power Colocation

AIOps
Lumen built an AIOps engine that our customers use to manage reachable WAN, IT and OT endpoints

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© 2024 Lumen Technologies. All Rights Reserved.
LUMEN

CHRIS STANSBURY EVP & CFO

© 2024 Lumen Technologies. All Rights Reserved. 8 ~$9 Billion In Debt Maturity Through 2027 to be Addressed Following Completion of TSA Transactions at Current Participation Levels(2) Strengthening Our Balance Sheet(1) Reported Debt Maturity Profile $11.6 $2.6 $1.0 ($ in billions) Lumen and QwestLevel 3 Debt Maturity Profile Following Consummation of TSA Transactions at Current Participation Levels(2) (1) All debt maturity profiles are based on Lumen’s debt outstanding excluding RCF and finance leases as of Dec. 31, 2023. (2) Final maturity profile subject to adjustment, including for ongoing reconciliation and for additional participation in certain term loan transactions, which the Company intends to make available to all holders in connection with the consummation of such transactions. The completion of the TSA transactions remains subject to the satisfaction of limited closing conditions, and there can be no assurance that the TSA transactions will be consummated on the timeline currently expected or at all. (3) Assumes that, following completion of the TSA transactions, the Company addresses certain non-participating secured debt maturing through 2027, including by utilizing covenant capacity. Debt Maturity Profile Addressing 100% of Secured Debt Maturing Through 2027 Following Consummation of TSA Transactions & Potential Follow- On Transactions(2)(3) New Revolving Credit Facility of ~$1 Billion Secured

4Q23 Year-Over-Year Total Reported Revenue Bridge ~39% of Decline Due to Divestitures, Net of Post-Closing Commercial Agreements and CDN Contracts Sold (1) The Company believes that these figures will allow analysts and investors to understand (i) the amounts associated with the divestitures and the impact that it had on the Company's revenue generating activities in the fourth quarter of 2023 and 2022 in relation to the Company’s past, but not current or future, financial performance and (ii) the impact that the post-closing agreements have had on the Company's activities in the fourth quarter of 2022 and 2023 and its current financial performance. (2) Calculated by combining the impacts from Divestitures & Post-Closing Commercial Agreements and CDN Contracts Sold and showing them as a percent of the total dollar change from 4Q22 Reported Revenue to 4Q23 Reported Revenue. Y/Y% Change4Q23($ in millions) (7.2%)$2,788Business (8.3%)$729Mass Markets (7.4%)$3,517Total $6 (1) ($96) ~39%(2) $3,800 9

4Q23 Total Reported Revenue

Improvement in Public Sector and Mid-Market Enterprise Channels

($ in millions)	4Q23	Y/Y% Change	Q/Q% Change
Large Enterprise	$903	(3.6%)	(1.8%)
Mid-Market Enterprise	$490	(6.0%)	(1.4%)
Public Sector	$495	14.8%	11.5%
N.A. Enterprise	**$1,888**	**(0.1%)**	**1.5%**
Wholesale[1]	$740	(11.2%)	(3.8%)
N.A. Total Business[1]	**$2,628**	**(3.5%)**	**(0.1%)**
International & Other[1][2]	$160	(43.5%)	(39.4%)
Total Business[1][2]	**$2,788**	**(7.2%)**	**(3.7%)**
Total Mass Markets	**$729**	**(8.3%)**	**(2.4%)**
Total Revenue[1][2]	**$3,517**	**(7.4%)**	**(3.4%)**

($ in millions)	4Q23	Y/Y% Change	Q/Q% Change	% Total
Grow	$756	5.7%	0.9%	40%
Nurture	$575	(9.7%)	(2.9%)	30%
Harvest	$320	(10.4%)	(0.6%)	17%
Subtotal	**$1,651**	**(3.4%)**	**(0.7%)**	**87%**
Other[3]	$237	31.7%	19.7%	13%
N.A. Enterprise	**$1,888**	**(0.1%)**	**1.5%**	**100%**

[1] 4Q23 results were impacted by the sale of Lumen's EMEA business on November 1, 2023. Please see Lumen's accompanying Financial Trending Schedule for impacts from post-closing commercial agreements and divestitures.
[2] International & Other includes all Content Deliver Network "CDN" revenue. 4Q23 results were impacted by the sale of select CDN customer contracts announced October 10, 2023.
[3] Other revenue includes Equipment and IT Solutions revenue.

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© 2024 Lumen Technologies. All Rights Reserved.

LUMEN

4Q23 Mass Markets Revenue

Strong Fiber Broadband Revenue Growth

Revenue ($ in millions)	4Q23	Y/Y% Change	% Total
Fiber Broadband	$165	11.5%	23%
Other Broadband[1]	$330	(12.5%)	45%
Voice & Other	$234	(13.3%)	32%
Total Mass Markets	**$729**	**(8.3%)**	**100%**

Fiber Revenue Contribution to Total Broadband


28%
29%
31%
32%
33%
4Q22
1Q23
2Q23
3Q23
4Q23

[1] Other Broadband revenue primarily includes revenue from lower speed copper-based broadband services marketed under the CenturyLink brand.

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© 2024 Lumen Technologies. All Rights Reserved.

Quantum FIBER

4Q23 Mass Markets Broadband Metrics

Enabled 516K Fiber Locations in 2023

Fiber[1]	4Q23	Y/Y Change	Q/Q Change
Enabled Locations	3.7M	516K	126K
Subscribers	916K	84K	20K

Other[1]	4Q23	Y/Y Change	Q/Q Change
Enabled Locations	18.1M	(597K)	(73K)
Subscribers	1.8M	(363K)	(98K)

[1] For more information on how we calculate enabled locations and subscribers, see our accompanying earnings release.

126K
Fiber-Enabled Location Adds Q/Q

>+60
Average NPS score on Quantum Fiber

~$61
Fiber Broadband ARPU

Quantum FIBER

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~9%(2) 4Q23 Year-Over-Year Adjusted EBITDA Bridge ~9% of Decline Due to Divestitures, Net of Post-Closing Commercial Agreements and CDN Contracts Sold $3 (1) ($13) (1) The Company believes that these figures will allow analysts and investors to understand (i) the amounts associated with the divestitures and the impact that it had on the Company's revenue generating activities in the fourth quarter of 2022 and 2023 in relation to the Company’s past, but not current or future, financial performance and (ii) the impact that the post-closing agreements have had on the Company's activities in the fourth quarter of 2022 and 2023 and its current financial performance. (2) Calculated by combining the impacts from Divestitures & Post-Closing Commercial Agreements and CDN Contracts Sold and showing them as a percent of the total dollar change from 4Q22 Adjusted EBITDA to 4Q23 Adjusted EBITDA. Y/Y% Change4Q23($ in millions) (7.4%)$3,517Total Revenue (21.1%)$1,099Adjusted EBITDA (541 bps)31.2%Adj. EBITDA Margin 13

Consolidated Cash Flow Summary 14 4Q23($ in millions) $784Cash Flow from Operations $821Capital Expenditures $50Free Cash Flow $233Net Cash Interest Key Metrics

© 2024 Lumen Technologies. All Rights Reserved. 15 2024 Adjusted EBITDA Outlook (7%) to (11%) $4,100 to $4,300 ($100) to ($250) ($ in millions and % in Y/Y) ($175) to ($225) Approx. $50 (2%) to (5%) (4%) to (5%) Approx. (1%) Expected Organic Decline Improvement of ~600 Basis Points(1) Versus 2023 Outlook (1) Calculated as the difference between the year-over-year percentage based on the mid-point of Organic Declines expected in 2023 as detailed in Lumen’s 4Q23 Earnings Presentation issued on Feb. 7, 2023 and the year-over-year percentage based on the mid-point of Organic Declines expected in 2024 as shown above.

© 2024 Lumen Technologies. All Rights Reserved. 16 Slide Title 2024 Financial Outlook (1) For definitions of non-GAAP metrics and reconciliations to GAAP figures, see Lumen’s Investor Relations website. (2) Outlook measures in this presentation and the accompanying schedules (i) exclude the effects of Special Items, goodwill impairments, future changes in our operating or capital allocation plans, unforeseen changes in regulation, laws or litigation, and other unforeseen events or circumstances impacting our financial performance and (ii) speak only as of February 6, 2024. See “Forward Looking Statements” at the beginning of this presentation. (3) Assumes no discretionary pension plan contributions during 2024. (4) Includes an approximately $700 million tax refund received during the first quarter 2024. OutlookMetric(1)(2) $4.1 to $4.3 billionAdjusted EBITDA $100 to $300 millionFree Cash Flow(3)(4) $1.25 to $1.35 billionNet Cash Interest $2.7 to $2.9 billionCapital Expenditures ($200) to ($300) millionCash Income Taxes/(Refund)(4)